UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2025

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 8.01	Other Events

On July 16, 2025, HomeStreet, Inc., a Washington corporation (the “Company”), through its wholly-owned subsidiary HomeStreet Bank (“HomeStreet”), entered into an agreement (“Purchase Agreement”) to sell its Government National Mortgage Association (“Ginnie Mae”) mortgage servicing portfolio to an entity experienced in servicing loans, including Ginnie Mae loans.

The sale is scheduled to close on August 1, 2025. The principal balance of the loans in the Ginnie Mae servicing portfolio to be sold under the Purchase Agreement was $794 million as of June 30, 2025. As HomeStreet carried this servicing portfolio at current market value at June 30, 2025, no gain or loss is expected to be realized upon the close of the sale.

The Purchase Agreement contains customary representations and warranties, covenants, termination rights and other customary provisions for a transaction of this size and nature, and is subject to customary closing conditions. There can be no assurance that all of the conditions to closing the sale transaction will be satisfied.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “goal,” “upcoming,” “outlook,” “guidance” or "project" or the negation thereof, or similar expressions, including statements relating to the anticipated closing of the above-referenced sale. In addition, all statements in this report that address and/or include beliefs, assumptions, estimates, projections and expectations of our future performance and financial condition are forward-looking statements within the meaning of the Reform Act. Forward-looking statements involve inherent risks, uncertainties and other factors, many of which are difficult to predict and are generally beyond management’s control. Forward-looking statements are based on the Company’s expectations at the time such statements are made and speak only as of the date made. The Company does not assume any obligation or undertake to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although the Company may do so from time to time. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

We caution readers that actual results may differ materially from those expressed in or implied by the Company’s forward-looking statements. Rather, more important factors could affect the Company’s future results, including but not limited to the following: (1) our ability to successfully consummate the pending merger (the "Merger") with Mechanics, (2) the ability of HomeStreet and Mechanics to obtain required governmental approvals of the Merger, (3) the failure to satisfy the closing conditions in the definitive Agreement and Plan of Merger, dated as of March 28, 2025 (the “Merger Agreement”), or any unexpected delay in closing the Merger, (4) the ability to achieve expected cost savings, synergies and other financial benefits from the Merger within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (5) the diversion of management time from core banking functions due to Merger-related issues; (6) potential difficulty in maintaining relationships with customers, associates or business partners as a result of the announced Merger; (7) changes in the interest rate environment and in expectation of reduction in short-term interest rates; (8) changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our customers, and global trade disputes, including the imposition of tariffs by the U.S. and countermeasures by foreign governments; (9) our ability to control operating costs and expenses; (10) our ability to attract and retain key members of our senior management team; (11) changes in deposit flows, loan demand or real estate values may adversely affect our business; (12) there may be increases in competitive pressure among financial institutions or from non-financial institutions; (13) our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank; (14) the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; (15) our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses and impact the adequacy of our allowance for credit losses; (16) changes in accounting principles, policies or guidelines may cause our financial condition to be perceived or interpreted differently; (17) legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (18) general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; (19) challenges our customers may face in meeting current underwriting standards may adversely impact all or a substantial portion of our rate-lock loan activity we recognize; (20) technological changes may be more difficult or more expensive than what we anticipate; (21) a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; (22) success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; (23) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; and (24) litigation, investigations or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate. A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives cited in this release, other releases, public statements and/or filings with the Securities and Exchange Commission (“SEC”) is also contained in the “Risk Factors” sections of the Company's Forms 10-K and 10-Q and in our Current Reports on Form 8-K we file with the SEC. We strongly recommend readers review those disclosures in conjunction with the discussions herein.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2025

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer